SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        5/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J3 (Exact name of registrant as specified in its charter)


Delaware          			  333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On May 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         5/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        5/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      May 25, 2002

DISTRIBUTION SUMMARY
       Original	 	Beginning         Interest
Class	 Balance	Balance          Distribution
A-1	 5,717,000.00	4,607,231.08	23,036.16
A-2	 82,481,000.00	81,576,207.69	407,881.04
A-3	 23,000,000.00	23,000,000.00	115,000.00
A-4	 18,750,000.00	18,750,000.00	97,109.37
A-5	 50,000,000.00	50,000,000.00	218,750.00
A-6	 18,750,000.00	18,750,000.00	40,390.62
A-7	 21,731,000.00	21,731,000.00	108,655.00
A-8	 16,000,000.00	16,000,000.00	80,000.00
A-9	 28,584,000.00	28,486,040.25	142,430.20
PO	 246,657.62	245,777.61	0.00
IO	 242,355,182.00	240,256,536.00	74,629.75
M-1	 1,751,000.00	1,744,999.18	8,725.00
M-2	 625,000.00	622,858.07	3,114.29
M-3	 375,000.00	373,714.84	1,868.57
B-1	 250,000.00	249,143.23	1,245.72
B-2	 250,000.00	249,143.23	1,245.72
B-3	 250,210.00	249,352.51	1,246.76
R-I	 50.00		0.00		457.62
R-II	 50.00		0.00		0.00
Total	 250,010,967.62	247,885,467.69	1,325,785.82

	Principal 	P-T Rate	Ending Balance
Class	Distribution
A-1	1,094,873.90	6		3,512,357.18
A-2	894,218.06	6		80,681,989.63
A-3	0.00		6		23,000,000.00
A-4	0.00		5.65		18,750,000.00
A-5	0.00		5.25		50,000,000.00
A-6	0.00		2.35		18,750,000.00
A-7	0.00		6		21,731,000.00
A-8	0.00		6		16,000,000.00
A-9	98,608.23	6		28,387,432.02
PO	883.91		0		244,893.69
IO	0.00		0.37275		238,182,838.87
M-1	6,040.55	6		1,738,958.63
M-2	2,156.11	6		620,701.97
M-3	1,293.66	6		372,421.18
B-1	862.44		6		248,280.79
B-2	862.44		6		248,280.79
B-3	863.17		6		248,489.34
R-I	0.00		6		0.00
R-II	0.00		6		0.00
Total	2,100,662.47 			245,784,805.22

Amounts Per 1000
Class	Cusip		Prin		Int		End Bal
A-1	36185NRW2	191.5119636	4.029413219	614.3706803
A-2	36185NRX0	10.84150366	4.945151471	978.1887905
A-3	36185NRY8	0		5		1000
A-4	36185NRZ5	0		5.179166667	1000
A-5	36185NSA9	0		4.375		1000
A-6	36185NSB7	0		2.154166667	1000
A-7	36185NSC5	0		5		1000
A-8	36185NSD3	0		5		1000
A-9	36185NSE1	3.449770121	4.982864583	993.1231465
PO	36185NSF8	3.583557916	0		992.8486882
IO	36185NSG6	0		0.307935438	982.7841802
M-1	36185NSK7	3.449770121	4.982864583	993.1231465
M-2	36185NSL5	3.449770121	4.982864583	993.1231465
M-3	36185NSM3	3.449770121	4.982864583	993.1231465
B-1	36185NSR2	3.449770121	4.982864583	993.1231465
B-2	36185NSS0	3.449770121	4.982864583	993.1231465
B-3	36185NST8	3.449770121	4.982864583	993.1231465
R-I	36185NSH4	0		9152.408955	0
R-II	36185NSJ0	0		0		0
Total			8.402281268	5.302910719	983.096091983

Group 1
Cut-Off Date Balance					250,010,967.72
Beginning Aggregate Pool Stated Principal Balance	247,885,467.78
Ending Aggregate Pool Stated Principal Balance		245,784,805.31
Beginning Aggregate Certificate Stated Principal Bal	247,885,467.68
Ending Aggregate Certificate Stated Principal Balance	245,784,805.21
Beginning Aggregate Loan Count				596
Loans Paid Off or Otherwise Removed Pursuant to PSA	2
Ending Aggregate Loan Count				594
Beginning Weighted Average Loan Rate (WAC)		6.665841%
Ending Weighted Average Loan Rate (WAC)			6.663679%
Beginning Net Weighted Average Loan Rate		6.415841%
Ending Net Weighted Average Loan Rate			6.413679%
Weighted Average Maturity (WAM) (Months)		173
Servicer Advances					0
Aggregate Pool Prepayment				1,242,540.73
Pool Prepayment Rate					5.8520 CPR

Prepayment Compensation
Total Gross Prepayment Interest Shortfall		0.00
Compensation for Gross PPIS from Servicing Fees		0.00
Other Gross PPIS Compensation				0.00
Total Net PPIS (Non-Supported PPIS)			0.00

Master Servicing Fees Paid			138,790.49
Sub Servicing Fees Paid				0.00
Insurance Premium(s) Paid			0.00
Personal Mortgage Insurance Fees Paid		0.00
Other Fees Paid					0.00
Total Fees					138,790.49

Delinquency Information
Delinquency			30-59 Days    60-89 Days    90+ Days	Totals
Scheduled Principal Balance	1,752,899.62  0.00	    0.00	1,752,899.62
Percentage of Total Pool Bal	0.713185%     0.000000%	    0.000000%	0.713185%
Number of Loans			5	      0		    0		5
Percentage of Total Loans	0.841751%     0.000000%	    0.000000%	0.841751%
Foreclosure
Scheduled Principal Balance	0.00	      0.00	    0.00	0.00
Percentage of Total Pool Bal	0.000000%     0.000000%	    0.000000%	0.000000%
Number of Loans			0.00	      0.00	    0.00	0.00
Percentage of Total Loans	0.000000%     0.000000%	    0.000000%	0.000000%
Bankruptcy
Scheduled Principal Balance	0.00	      0.00	    0.00	0.00
Percentage of Total Pool Bal	0.000000%     0.000000%	    0.000000%	0.000000%
Number of Loans			0.00	      0.00	    0.00	0.00
Percentage of Total Loans	0.000000%     0.000000%	    0.000000%	0.000000%
REO
Scheduled Principal Balance	0.00	      0.00	    0.00	0.00
Percentage of Total Pool Bal	0.000000%     0.000000%	    0.000000%	0.000000%
Number of Loans			0.00	      0.00	    0.00	0.00
Percentage of Total Loans	0.000000%     0.000000%	    0.000000%	0.000000%
Book Value of all REO Loans		0.00
Percentage of Total Pool Balance	0.000000%
Current Realized Losses			0.00
Additional Gains (Recoveries)/Losses	0.00
Total Realized Losses			0.00

Subordination/Credit Enhancement Information
Protection			Original	Current
Bankruptcy Loss			0.00		0.00
Bankruptcy Percentage		0.000000%	0.000000%
Credit/Fraud Loss		0.00	 	5,000,219.35
Credit/Fraud Loss Percentage	0.000000%	2.034389%
Special Hazard Loss		1,250,255.00	1,250,255.00
Special Hazard Loss Percentage	0.500080%	0.508679%

Credit Support			Original	Current
Class A				250,010,967.62	245,784,805.21
Class A Percentage		100.000000%	100.000000%


        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J3


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA